EXHIBIT 10.4

                                    RESTATED

                         CONTINENTAL HOMES HOLDING CORP.

                            1986 STOCK INCENTIVE PLAN

1.       Purposes
         The purposes of the 1986 Stock Incentive Plan (the "Plan") are (i) to provide incentives to those key employees whose performance will contribute to the long-term success and growth of Continental Homes Holding Corp. (the "Company"), (ii) to strengthen the ability of the Company to attract and retain employees of high competence, (iii) to increase the identity of interests of such employees with those of the Company's stockholders, and (iv) to help build loyalty to the Company through recognition and the opportunity for stock ownership.
2.       Elements of the Plan
          The Plan provides the Company's Board of Directors (the "Board") with the discretion to grant or award participants incentives relating to the Company's common stock, par value $.10 per share ("Common Stock"), utilizing (1) incentive stock options, (2) nonqualified stock options which may be coupled with stock appreciation rights and/or (3) restricted stock. These benefits may be granted to participants singly or in any combination which the Board deems appropriate.
3.       Shares Subject to the Plan
         The maximum aggregate number of shares as to which awards or options may at any time be granted under this Plan shall be 200,000 shares of Common Stock, subject to adjustment after the effective date set forth in Section 24 hereof as provided in Section 22 hereof. Such shares of Common Stock may be either authorized but unissued shares, or shares previously issued and reacquired by the Company. If and to the extent options granted under the Plan terminate, expire or are canceled without having been exercised, or if any

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shares of restricted  stock are forfeited,  the shares subject to such option or award shall again be available for purposes of the Plan.
4.       Plan Administration
         The Plan shall be administered by the Board. The Board may delegate this or any other authority granted to it hereunder to a committee which shall consist of at least three members of the Board (the "Incentive Compensation Committee"). No member of the Incentive Compensation Committee shall be eligible to participate in the Plan, if authority to administer the Plan has been delegated to the Committee (any references herein to the "Board" shall be deemed to refer to either the Board or the Incentive Compensation Committee if the Board has delegated administrative authority to such committee). The Board shall have the sole authority to determine (a) the employees to whom options and awards shall be granted under the Plan; (b) the type, size and terms of the awards to be made to each employee selected; (c) the time when awards will be granted and the duration of the exercise period; and (d) any other matters arising under the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.
         A majority of the Board shall constitute a quorum for purposes of meetings which may be held at such times and places and on such notice as the Board deems appropriate. All actions and determinations of the Board shall be made by not less than a majority of its members and may be made at a meeting or by written consent in lieu of a meeting.
5.       Eligibility for Participation

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         Officers and other key employees of the Company or any  subsidiary  (as defined in Section 425(f) of the Internal Revenue Code, as amended (the "Code")) of the Company (a "Subsidiary") shall be eligible to participate in the Plan (the "Participants"). A director of the Company or any Subsidiary who is not also an employee of the Company or a Subsidiary will not be eligible to participate in the Plan. Nothing contained in this Plan shall be construed to limit the right of the Company or any Subsidiary to grant options otherwise than under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become employees of the Company or a Subsidiary, or for other proper corporate purposes.

6.       Granting of Options
         (a) The Board shall have the right to grant Participants "Incentive Stock Options" within the meaning of Section 422A of the Code and/or other stock options on the terms and conditions set forth herein ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options. The purchase price of each share of Common Stock subject to an Incentive Stock Option shall be the fair market value of a share of such stock on the date the Incentive Stock option is granted, provided, however, that any Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not be less than 110% of such fair market value. The purchase price of each share of Common Stock subject to a Nonqualified Stock Option shall be determined by the Board on or before the date such Nonqualified Stock Option is granted, but may not be less than 85% of the fair market value of the shares of Common Stock on the date of grant. The fair market value of a share of Common Stock on any date shall be its closing price on such date (or, if no closing

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price is so reported,  the average of the "bid" and "ask" prices) as reported in the Wall Street Journal or other comparable source identified by the Board.
         (b) The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock for which a Participant may be granted Incentive Stock Options in any calendar year under this Plan or any other plan maintained by the Company or any Subsidiary may not exceed $100,000 plus any "unused limit carryover" applicable to such year. Such unused limit carryover shall be determined in accordance with the provisions of Section 422A)(c)(4) of the Code.
         (c) The Board may prescribe such other terms as it deems desirable or as may be necessary to qualify the grant of Incentive Stock Options under the
provisions  of  Section  422A  of  the  Code.   The  Board  may  also  authorize
acceleration of the exercise of an option or installment thereof.
         (d) The Board may grant at any time new Incentive Stock Options to a Participant who has previously received Incentive Stock Options or other options
whether  such  prior   Incentive  Stock  Options  or  other  options  are  still
outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Stock Options. However, no Incentive Stock Option shall be exercisable by a Participant while there is outstanding any Incentive Stock Option previously granted to such Participant to purchase shares of Common Stock in the Company, until such option is exercised in full or expires by reason of lapse of time.
7.       Term of Options
         Unless the option agreement pursuant to which options are granted (the "Option Agreement") provides otherwise, options granted hereunder shall be exercisable for a term of ten years from the date of grant (the "Expiration Date").

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8.       Exercise of Options
         (a) Unless the Option Agreement provides otherwise, options granted hereunder shall be exercisable for cash (or any other property (including shares of Common Stock or promissory notes) deemed acceptable by the Board). Unless the Board provides otherwise and such provision is reflected in the terms of the Option Agreement, Incentive Stock Options will become exercisable in installments, on a cumulative basis at a rate of twenty-five percent (25%) each year, beginning at the first anniversary of the date of grant. No Nonqualified Stock Option will become exercisable prior to six months after the date of grant; thereafter, Nonqualified Stock Options will become exercisable at such time and for such number of shares of Common Stock as the Board, in its sole discretion, shall determine. No fractional shares, or cash in lieu thereof, shall be issued under this Plan or under any option granted hereunder. Except as otherwise provided herein, no option may be exercised at any time, unless the holder is then a regular employee of the Company or a Subsidiary and has continuously remained an employee at all times (other than on an absence for an approved leave of absence or service in the Armed Forces) since the date of grant of such option.
         (b) Options shall be exercised by a Participant giving written notice of such exercise to the Company, provided that an option may not be exercised at any one time as to less than 100 shares of Common Stock (or such number of shares of Common Stock as to which the option is then exercisable if less than
100).
         (c) An Incentive Stock Option shall be exercisable during a Participant's lifetime only by the Participant.
         (d) Options shall be exercisable for cash or its equivalent in value acceptable to the Company at the time of exercise.

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9.       Merger, etc.
         In the event of a corporate merger or consolidation in which the Company is the surviving corporation, or the acquisition by the Company of property or stock of another corporation or any reorganization or other transaction qualifying under Section 425(a) of the Code, the Board may, with respect to outstanding options under this Plan (1) permit the immediate exercise of such options, whether or not such options are then exercisable under the terms of this Plan or (2) in accordance with the provisions of that Section of the Code, substitute for such options, options under a plan of the acquired corporation, provided that (a) the excess of the aggregate fair market value of the shares of Common stock subject to option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (b) the new option does not give the Participant additional benefits, including any extension of the exercise period.

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10.      Exercise on Termination of Employment
         (a)      Incentive Stock Options
                  If a Participant ceases to be an employee (other than by reason of death or disability within the meaning of Section 105(d)(4) of the
Code), any unexercised portion of his Incentive Stock Option shall terminate. If, prior to the Expiration Date, a Participant shall cease to be an employee by reason of death or disability within the meaning of Section 105(d)(4) of the Code, he (or, in the event of the Participant's death, his estate) may exercise any Incentive Stock Options he holds for a period of one year after the date of cessation of employment to the extent that it was exercisable at the time of such cessation. Thereafter, any unexercised portion of the option shall terminate. In no event shall Incentive Stock Options be exercised after the Expiration Date.
         (b)      Nonqualified Stock Options
                  (i) If a Participant terminates employment prior to the expiration of a Nonqualified Stock Option by reason of his retirement at or after age 65 or permanent and total disability (as determined by the Board), any unexercised portion of his Nonqualified Stock Option shall expire three months after such retirement or disability, as the case may be, and during such three months' period, the Optionee shall have the same rights to exercise the unexercised portion of his Nonqualified Stock Option as he would have had if he were still an employee of the Company.
                  (ii) If, prior to the expiration of any Non-qualified Stock Option, a Participant shall die while an employee of the Company, any unexercised portion of such option shall expire one year after his death and during such one-year period his legal representatives, heirs or legatees shall have the same rights to exercise the unexercised portion of the option as the Participant would have had if he were still an employee of the Company.

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                  (iii)  Except  as  provided  in  clauses  (i) and (ii) of this
Section 10(b), if a Participant terminates employment for any reason prior to the expiration of any Nonqualified Stock Option, the unexercised portion of such option shall automatically terminate, unless the Board in its sole discretion shall determine otherwise.
         11.      Stock Appreciation Rights
                  (a) Concurrently with each Nonqualified Stock Option granted under this Plan, the Board may grant a Participant a "Stock Appreciation Right" which shall provide the Participant the right to receive cash in lieu of the purchase of shares of Common Stock under such option. Such rights shall only be granted in conjunction with Nonqualified Stock Options and may not be granted alone.
                  (b) The amount to which a Participant shall be entitled upon the exercise of any Stock Appreciation Right shall be determined by multiplying
(i) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised by (ii) the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price of the related Nonqualified Stock Option.
                  (c) Unless the Board, in its sole discretion , provides otherwise, Stock Appreciation Rights shall be exercisable upon the same conditions as the related Nonqualified Stock Option is exercisable under Sections 7, 8 and 10(b) hereof. The Board, in its sole discretion, shall determine whether to honor the Participant's exercise of his Stock Appreciation Rights. The Board (i) may condition exercise of Stock Appreciation Rights on the Participant's written agreement to hold all shares of Common Stock received upon exercise of the related Nonqualified Stock Option for a period of one year, (ii) in the case of any Participant whose status as a director, officer or

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stockholder  of the Company  would  subject him to liability  for "short  swing"
profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, to the extent then in force, shall limit the period during which Stock Appreciation Rights may be exercised (in whole or in part) for cash to the extent necessary to exempt the exercise of Stock Appreciation Rights for cash from such liability and (iii) may impose any other term or condition on exercise which the Board deems appropriate.
                  (d) The exercise of any Stock Appreciation Right shall reduce the number of shares of Common Stock subject to the related Nonqualified Stock Option.
12.      Restricted Stock Awards
                  (a) The Board shall have the authority to award Participants shares of Common Stock which shall be restricted as provided herein to avoid immediate taxation under the Code.
                  (b) Such restricted stock may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by a Participant, except as provided below. As a condition to the receipt of any shares of Common stock awarded under this Plan, a Participant shall execute and deliver to the Company an instrument in writing, in form approved by the Board,
wherein  he  agrees  to  the  above   restrictions  and  the  legending  of  the
certificates representing his shares of Common Stock with respect thereto. Notwithstanding such restrictions, however, a Participant shall be entitled to receive all dividends declared on and to vote any shares of Common Stock held by

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him and to all other rights of a stockholder with respect thereto.
                  (c) If a Participant terminates his employment for any reason, his rights with respect to any shares of Common Stock which remain restricted hereunder shall be as provided in a written agreement between the Participant and the Company relating to the award and forfeiture of shares hereunder.
                  (d) Subject to subsection (c) hereof or to the extent provided in any written agreement between the Participant and the Company relating to the award of shares of Common Stock hereunder, the restrictions set forth in this
Section 12 on the sale, transfer or other disposition and on the pledge or other hypothecation of shares of Common Stock awarded under this Plan shall lapse ratably over a period of five years from the date of award.
13.      Forfeiture of Benefits
         Notwithstanding any other provision of this Plan, no payment of any unpaid award shall be made and any and all unexercised options and all rights under the Plan of Participant who received such award or option grant (or his designated beneficiary or legal representatives) to the payment or exercise thereof shall be forfeited if, prior to the time of such payment or exercise, the Participant shall (i) be employed by a competitor of, or shall be engaged in any activity in competition with the Company without the Company's consent, (ii) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (iii) engage in any other activities which would constitute grounds for his discharge by the Company for cause.


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14.      Payments on Death
         If a former Participant whose employment has been terminated dies before receiving full payment of all amounts to which he is entitled under this Plan, the remaining payments shall be paid when due to his designated beneficiary or, in the absence of such designation, to his estate.
15.      Transferability of Options and Awards
         A Participant's rights and interests under the Plan (including the right to payment of unpaid installments of awards or the exercise of unexercised options) may not be assigned or transferred except, in the case of a Participant's death, to his designated beneficiary as provided in the Plan or, in the absence of such designation, by will or the laws of descent and distribution.
16.      Amendment and Termination
         The Board may at any time and from time to time terminate, modify or amend the Plan in any respect; provided, however, that unless also approved or ratified by a vote of the majority of the holders of the outstanding shares of the capital stock of the Company entitled to vote thereon, any such modification or amendment shall not (subject, however, to the provisions of Sections 9 and 22 hereof): (i) increase the maximum number of shares of Common Stock for which options and awards may be granted under the Plan; (ii) reduce the option price at which options may be granted; (iii) extend the period during which options may be granted or exercised beyond the times originally prescribed; (iv) change the persons eligible to participate in the Plan; or (v) increase the number of options or awards that may be granted to a Participant. No such termination, modification or amendment may affect the rights of an Optionee under an outstanding option or the grantee of an award. Nevertheless, with the consent of the Participant affected, the Board may amend outstanding options or awards in a manner not inconsistent with the terms of the Plan.

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17.      Funding of Plans
          This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan and payment of awards shall be subordinate to the claims of the Company's general creditors. In no event shall interest be paid or accrued on any award, including unpaid installments of awards.
18.      Rights of Participants
         No Participant or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained in the employ of the Company.
19.      Withholding of Taxes
         The Company shall have the right to deduct from all awards paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash awards and, in the case of awards paid in shares of Common Stock, the Participant or other person receiving such shares shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such stock awards.
20.      Agreements with Participants
         Each award or grant made under this Plan shall be evidenced by a written instrument containing such terms and conditions as the Board shall approve.
21.      Requirements for Issuance of Shares
         No shares of Common Stock shall be issued or transferred upon payment of any award payable hereunder unless and until all legal requirements applicable to the issuance or transfer or such shares have been complied with to

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the  satisfaction of the Board.  The Board shall have the right to condition any award or issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares as the Board shall deem necessary or
advisable  as  a  result  of  any   applicable   law,   regulation  or  official
interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.
22.      Effect of Certain Changes
         (a) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through the declaration of stock
dividends,   or  through   recapitalization   resulting  in  stock  splits,   or
combinations or exchanges of such shares, the number of shares of Common Stock available for options or awards and the number of such shares covered by outstanding options or awards, and the price per share of such options or the applicable market value of awards, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.
          (b) In the event of a dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or any merger or consolidation in which the Company is not the surviving corporation or in which the outstanding shares of Common Stock are converted into a right to receive cash, the Board may provide that the holder of each option or award then exercisable shall have the right to exercise such option (at its then option price) or award solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate

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separation  or division by a holder of the number of shares of Common  Stock for which such option or award might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division; or the Board may provide, in the alternative, that each option and award granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days preceding such termination (i) to exercise the options as to all or any part of the shares of Common Stock covered thereby, including shares of Common Stock as to which such options would not otherwise be exercisable, and (ii) to exercise any or all of such awards, including awards which would not otherwise be exercisable.
23.      Headings
         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.
24.      Effective Date and Designation of the Board
         Subject to the approval of the Company's stockholders, this Plan shall be effective as of May 31, 1986 and shall continue in effect thereafter until terminated or suspended by the Board.

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                                      FIRST
                                AMENDMENT TO THE
                  1986 RESTATED CONTINENTAL HOMES HOLDING CORP.
                              STOCK INCENTIVE PLAN
                 -----------------------------------------------



         WHEREAS, Continental Homes Holding Corp. (the "Company") maintains the Restated 1986 Stock Incentive Plan, a copy of which is attached hereto (the "Plan"); and
         WHEREAS, the Tax Reform Act of 1986 (the "1986 Act") amended the requirements under the Internal Revenue Code of 1986 (the "Code"), pertaining to "incentive stock options;" and
         WHEREAS, the Company desires to amend the Plan as hereinafter provided in order to assure the continued qualification of options under the Plan under
Section 422A of the Code;
         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1987, as follows:
                                      FIRST
         Section 6(b) of the Plan is hereby amended to read in its entirety as follows:
                  "(b) The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock subject to Incentive Stock Options granted on or after January 1, 1987 that are exercisable for the first time by any Participant in any calendar year (under all incentive stock option plans of the Company and any Subsidiary) shall not exceed $100,000."

                                     SECOND
         Section 6(d) of the Plan is hereby amended by deleting the last sentence thereof.


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                                      THIRD
         Section 10(a) of the Plan is hereby amended by substituting reference to "Section 22(e)(3)" for the reference to "Section 10.5(d)(4)," as the latter appears in the third and seventh line thereof.
                                     FOURTH
         Except as amended herein, the Plan is hereby ratified and confirmed and shall continue in full force and effect. This Amendment shall be effective as of January 1, 1987.

         IN WITNESS WHEREOF, the Company has executed this Amendment as evidence of its adoption this 17th day of June, 1987.
                     ----

                                          CONTINENTAL HOMES HOLDING CORP.

                                          By:/s/ Donald R. Loback
                                             -----------------------------------

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